Exhibit 99.1

UDR Opening doors to the future™

NAREIT Conference
June 5-6, 2007

UDR, Inc. (NYSE: UDR), has a demonstrated history of delivering superior and dependable returns by successfully managing, buying, selling, developing and redeveloping attractive real estate properties in targeted US markets.

Highlights

- 4th largest apartment REIT
  - Approximately 70,000 apartment homes
  - $8.1 billion total market cap
  - Portfolio positioned to capture job growth and demographic trends

At a Glance

Current Stock Price (May 31):	$30.36
52-Week Range:	$25.50 - $34.10
2007 Indicated Dividend/Yield:	$1.32/4.4%
Institutional Ownership:	77.3%
Insider Ownership:	6.0%

Compelling Value Creation Strategies


1
Strengthen Our Research-Driven Portfolio
2
Expand RE³
3
Transform Operations
4
Source Low Cost Capital

Current topics

- Continued strength in apartment market fundamentals
  - Sustainable rent growth
  - Portfolio positioned to benefit from strong job growth, low housing affordability
  - Expect 57% of 2007 NOI will be generated in California, Texas and the DC corridor.
- Focus on technology to improve customer service and reduce costs
  - Redesigned website to launch in June
  - Implementing Yieldstar™ revenue management software
  - 5-year goal is to generate 90% of leases on line and process 100% of rent payments electronically
  - Will implement resident portal for on line service requests
- RE³ includes development, redevelopment, land entitlement, lease-up, etc.
  - Development pipeline totals $2.3B (3/31/07)
    - Developments in process: 3,388 homes, $678M
    - Future development pipeline: 6,582 homes, $1.6B
    - Value creation of $3.00 to $4.50 per share
  - Redevelopment pipeline totals $373M (3/31/07)
    - 2 communities completed, 936 homes
      - Current annualized NOI: $6.6M, up 63% from pre-renovated NOI
      - 8.6% return
    - 11 communities underway, 3,358 homes
      - Expect 72% growth in post-renovated NOI to $29.6M
      - Expected stabilized returns of 8% to 10%
    - Value creation of $225 - $250 million or >$1.50 per share

Garden



Wrap



Podium



Mid Rise



Mixed Use



High Rise

2007 Community Acquisitions/Dispositions Location # of Homes $millions Acquisitions: Bellevue, WA 166 $58.0 Bellevue, WA 71 31.0 Washington D.C. 171 65.6 Total 408 $156.4 Dispositions: Colton, CA 208 $25.7 Seattle, WA 267 29.1 Total 475 $54.8 Sales Pending: Denver 884 TBD Atlanta 1,426 TBD Texas JV 3,992 $370 - 400 Total 6,302 TBD TBD: To be Determined "Research-driven" incorporates rigorous analysis to measure 2 key factors and determine when and where we invest: Low home affordability index Favorable demand/supply ratio for multi-family housing (demographic trends are favorable & job growth expectations are high) Andover Place Washington, D.C. 989 Elements Bellevue, WA Grand Terrace Coulton, CA The Beaumont Seattle, WA Sold Bought Kitchen/Bath Program Targeting 8% to 10% Stabilized ROI 15,000 Completed; > 20,000 in Pipeline Expect to complete 500 per month during 2007 Absorbing $0.02 per share in annual dilution from homes out of service Value created: $8,000 - $12,000 per home Full Community Redevelopment 2 communities completed, 11 communities underway - 4,294 total homes $184 budgeted cost; $373 total investment Targeting 10% stabilized ROI Absorbing $0.07 per share in annual dilution from homes out of service $225 - $250 million in estimated value creation or >$1.50 per share Redevelopment: Before After Before After

2 Expand RE^3

RE^3 our subsidiary that focuses on development, redevelopment, land entitlement, zoning changes, condominium conversions and short-term hold investments, is poised to capture superior returns through all market cycles. It gives us flexibility to act quickly when markets change.

RE^3

Development:

Total Development Pipeline at 3/31/07

	# of Homes	Budgeted Cost
Wholly Owned – Completed Dev.	438	$79,000
Wholly Owned - Under Dev.	872	75,000
Dev. In Progress – Under Contract	1,109	154,000
Dev. Joint Ventures	969	370,000
Total Current Dev.	**3,388**	**678,000**
Future Dev. - Owned	3,912	1,143,000
Future Dev. – Under Investigation	2,670	453,000
Total Future Dev.	**6,582**	**1,596,000**
Total Dev. Pipeline	**9,970**	**$2,274,000**

Condo Conversions In-Process

Location	# of Homes	Avg. Sales Price
Tampa, FL	320	$155,000
Phoenix, AZ	320	200,000
Long Beach, CA	158	355,000
Tampa, FL	54	400,000
San Francisco, CA	24	550,000
Total	**876**	

Our Development Pipeline is expected to create incremental value of $3.00 to $4.50 per share.



Bellevue Plaza – Bellevue, WA

3 Transform Operations

Grow net operating income through automation and efficiency.

2007 Same Store Statistics (Growth)

	Revenue	Expense	NOI
Annual Guidance:	Revenue: 5% - 7%	Expense: 3.5% - 4.5%	NOI: 6% - 8%
First Quarter Actual:	4.6%*	0.7%	6.9%

**Income per home grew 5.6%, offset by 90 bps decline in occupancy.*

Strong Job Growth

- UDR operates in 8 of the top 10 U.S. job growth markets
- Job growth in UDR's top 10 markets is 40% greater than the U.S. average
- Over 500K jobs added in UDR top markets in past 12 months

Low Home Affordability

	% UDR Total NOI	Rental Income	Mo. Pmt. for Entry level: Homes	Condos
Orange Co.	10.6%	$ 1,451	$2,250	$ 1,875
SF Bay Area	6.1%	1,565	$4,300	$ 3,625
Tampa, FL	5.6%	910	$1,500	$ 1,250
Houston, TX	5.1%	670	$1,125	$ 900
Metro D.C.	4.8%	1,219	$2,400	$ 2,025
Orlando, FL	4.8%	927	$1,700	$ 1,425
Richmond, VA	4.0%	880	$1,475	$ 1,200
Raleigh Durham	3.9%	689	$1,175	$ 950
Baltimore, MD	3.8%	1,042	$1,850	$ 1,525
Nashville, TN	3.5%	767	$1,025	$ 825

UDR Opening doors to the future™

3

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multi-family housing, expectations concerning redevelopment activities, expectations on occupancy levels, expectations concerning the Texas joint venture, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, exceptions on annualized net operating income, and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this press release are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized. Leverage research capabilities and operating, financial and investment platforms to attract a variety of low cost capital. 2007 Transactions March: $150M 5.5% medium term note offering due 2014 May: Issued $135M 6.75% Series G Preferred Stock Redeemed $135M 8.6% Series B Preferred Stock Q2/Q3: Marketing 80% interest in pool of 9 Texas properties ($370M - $400M) with future expansion potential of $300M Future: Potential for additional joint venture offerings Guidance at Midpoint Safe Harbor Top Ten Questions Are you still comfortable with 2007 SS NOI growth of 6% - 8%? Has occupancy climbed from the March level? Which markets are strengthening? Which are weakening? What is your view on trends in cap rates and transaction levels? What are your plans for dispositions and how will you use the proceeds? What markets are the focus of additional investments, either via development or acquisition? What is a steady state level for your development pipeline and when will you reach that level? When will dilution from redevelopment peak and trend downward? Have you been buying back your stock? __________________________________________________________________________

June 2007

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward- looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multi-family housing, expectations concerning redevelopment activities, expectations on occupancy levels, expectations concerning the Texas joint venture, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, exceptions on annualized net operating income, and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this press release are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized. Mill Creek San Ramon, CA The Mandolin Dallas, TX Parker's Landing Tampa, FL Safe Harbor Statement

Garden Wrap Podium Mid Rise Mixed Use High Rise Executive Summary UDR Development

Development Pipeline $2.3 Billion Identified, In Process 22 Communities 9,970 Homes $151 million Budgeted, $325 million Total Investment 11 Communities 3,358 Homes Redevelopment Pipeline Pipeline (as of 3/31/07)

Development Pipeline 15 wholly-owned assets: $1.600B 4 pre-sales: $0.075 * 2 joint ventures: $0.137 * TOTAL $1.812B * Reflecting UDR's interest Blended stabilized return: 6.75% ~$125M stabilized NOI Annualized NOI Stabilized: $29.6M Current: $17.2 Improvement: $12.4M Redevelopment Pipeline Pipeline (as of 3/31/07)

Pipeline - 2007 Deliveries (A) Wholly Owned Under Development (B) Developments in Progress - Under Contract

Pipeline - 2008 Deliveries (A) Wholly Owned Under Development (B) Developments in Progress - Under Contract (C) Joint Ventures (D) Future Development - Owned (E) Future Development - Under Contract/Investigation

Pipeline - Post 2008 Deliveries (A) Wholly Owned Under Development (B) Developments in Progress - Under Contract (C) Joint Ventures (D) Future Development - Owned

Economics Why develop/redevelop? Value Creation: Gaining new assets/redeveloped communities at cost in high performance markets Growth: 150 to 200 basis point spread between build and buying retail Future deliveries offer greater promise of future NOI growth Focus on high growth markets with stronger operating metrics Product: Replacing aging, capital intensive assets with little rent growth potential Variety to fit opportunity

Development Process Approach Identifying Opportunities - Research Driven Product - Appropriately Designed to Fit Opportunity Utilized For Best Execution: Wholly Owned - Joint Ventures - Pre Sales Annual Deliveries - $300-$500M - Requires Pipeline of $2.5B

Development Process Lease Up & Stabilization Construction Qualified 3rd party GC GC input in design Guaranteed maximum price Managed by UDR project manager Independent progress inspections Target Neighborhood Strong local demographics Near employment centers Product deliveries Sites Infill locations Mature/emerging neighborhoods "Forever Great" locations Feasability Best 3rd party consultants Independent market analysis Local UDR operations Financial analysis Approvals Weekly pipeline meetings Senior VP review Investment committee Design Review Design coordinator Operations Senior VP

Development The Team: Experience approaching 150 years Diverse background including Finance, Operations, Analysis, Construction, Brokerage, Urban Planning and Development Competent leadership Defined focus Results driven Research Driven Analysis Permit Trends Job Formation Single Family Trends Income Trends Occupancy Trends Rental Rate Growth

Development (as of 3/31/07)

UDR Value Creation Initiatives Development Summary (as of 3/31/07)

UDR Value Creation Initiatives Completed Wholly Owned Development - Verano at Town Square Rancho Cucamonga, CA 414 Homes $68 million Cost $164,251 Cost per Home 7.5% to 8.0% Return as Apartment Homes In Lease-Up: 95.4% Leased Estimated $38 million Value Created

UDR Value Creation Initiatives Wholly Owned Development - Lincoln at Towne Square Phase II Plano, TX 302 Homes $25 million Budget $82,781 Cost per Home 6.5% to 7.0% Return Expected Completion - 3Q08 Estimated $8 million Value Created

Wholly Owned Development - Northwest Houston Houston, TX 320 Homes $22 million Budget $68,750 Cost per Home 6.8% Return Est. Completion: 2Q 2008 UDR Value Creation Initiatives

UDR Value Creation Initiatives Wholly Owned Development - Riachi at One21 (Ridgeview) Plano, TX 202 Homes $18 million Budget $89,109 Cost per Home 6.5% to 7.0% Return Expected Completion - 3Q07 Estimated $6 million Value Created

UDR Value Creation Initiatives Completed Wholly Owned Development - Mandalay on the Lake Las Colinas, TX 367 Homes $32 million Cost $85,000 Cost per Home Sold in Q4 for $45 million $8.8M gain 15% IRR SOLD

Pre-Sale Summary (as of 3/31/07) UDR Value Creation Initiatives

Developer Pre-Sale Program Developer identifies site and presents preliminary underwriting to UDR UDR reviews and agrees to proceed UDR and Developer sign binding Pre-Development Letter Pre-Development letter includes Pre-Development Budget-UDR funds approved budget on a monthly draw basis Certain Go/No-Go Decisions are agreed to in letter Letter outlines terms of Pre-sale Purchase Contract to be signed If deal does not go forward Developer refunds UDR for 50% of Pre-Development dollars spent Upon signing of Pre-Development Agreement Developer and UDR negotiate a formal Pre-Sale Contract General Terms of Pre-Sale: Developer obtains construction loan UDR agrees to purchase the development upon final C.O. at cost UDR provides take-out to construction loan Developer receives the following fees for developing and constructing the project: Development Fee equal to 3% of Project Total Costs If Developer acts as General Contractor-5% of Hard Cost Developer shall be responsible for all cost overruns At Project Stabilization (generally 24 to 30 months from completion)-Developer and UDR agree to the value of the project and Developer is then paid a fee in the amount of 50% of the difference between value and cost If Developer and UDR cannot agree on value an appraisal process is used and if that fails then both agree to market and sell the property on the open market

UDR Value Creation Initiatives Development Pre-Sale - The Place at Millenia Orlando, Florida 370 Homes $53 million Budget Expected returns of 7.0% to 7.5% Expected completion date: 4Q07 Millenia

UDR Value Creation Initiatives Development Pre-Sale - The Waterford Phoenix, Arizona 200 Homes $25 million Budget Expected returns of 7.0% to 7.5% Expected completion date: 2Q08

UDR Value Creation Initiatives Development Pre-Sale - Mustang Park Dallas, TX 289 Homes $28 million Budget Expected Returns of 7.0% to 7.5% Expected Completion Date: 3Q08 Mustang Park

UDR Value Creation Initiatives Joint Venture Summary (as of 3/31/07)

UDR Value Creation Initiatives Joint Venture - Jefferson at Marina del Rey JPI - National Apartment Developer Negotiated new development in Marina Del Rey, CA 298 homes $138 million budget $463,000 cost per home Expected 6.0% to 6.5% Return

Bellevue Plaza Development Site UDR Value Creation Initiatives Joint Venture - Bellevue Plaza Proposed High Rise Development 400 Homes $135 million Budget $270,000 Cost per Home Ground Floor Retail Expected 6.0% - 6.5% Return Structure: 49% UDR/51% SU Development

Bellevue, WA Joint Ventures

UDR Value Creation Initiatives Joint Venture - Ashwood Commons Bellevue, WA 271 Homes Closed Joint Venture in 4Q06 Structure: 49% UDR / 51% Su Development Managed by UDR Ground Floor Retail Total Cost of $97 million

UDR Value Creation Initiatives Joint Venture - 989elements Bellevue, WA 166 Homes High-Rise Closed Joint Venture in Jan '07 Structure: 49% UDR / 51% Su Development Managed by UDR Ground Floor Retail Total Cost of $58 million - UDR interest $28 million

UDR Value Creation Initiatives Redevelopment Reinvest with Exterior Upgrades and Interior Renovations 11 Communities Underway - 3,358 Homes $151 million Budgeted Cost - $325 million Total Investment Targeting 8% to 10% Stabilized ROI Expect 72% growth in post-renovated NOI to $29.6 million Value Creation Annualized NOI Stabilized: $29.6M Current: $17.2 Improvement: $12.4M

UDR Value Creation Initiatives Redevelopment Summary (as of 3/31/07)

Redevelopment - Legacy at Mayland Richmond, VA Built in 1973, Purchased by UDR in December 1991. 576 Homes Redevelopment Completed 4Q06 100% Growth in Cash Flow to $4.6M in 33 Months 11% Cash on Cash Return Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million After Before UDR Value Creation Initiatives

UDR Value Creation Initiatives Redevelopment - Altamira Place Altamira Springs, FL Built in 1984, Purchased by UDR in April 1994 360 Homes Full Scope Redevelopment Completed 1Q07 Projected Benefits 57% Growth in Cash Flow to Nearly $2.3 million 7% - 8% Cash on Cash Return Value Created: ~ $13 million After Before

UDR Value Creation Initiatives Redevelopment - Dominion Great Oaks Ellicott City, MD Built in 1974, Purchased by UDR in July 1994. 300 Homes Full Scope Redevelopment Beginning 1Q07 Projected Benefits: 52% Growth in Cash Flow to $3.2 million 7% - 8% Cash on Cash Return > $15 million Value Created After Before

UDR Value Creation Initiatives Redevelopment - Gayton Pointe Townhomes Richmond, VA Built in 1973, Purchased by UDR in September 1995 253 Homes Full Scope Redevelopment Expected Completion 4Q07 Projected Benefits: 100% Growth in Cash Flow to $3.0 million 8% Cash on Cash Return > $14 million Value Created After Before

UDR Value Creation Initiatives Redevelopment - Dover Village Orlando, FL Built in 1981, Purchased by UDR in March 1993. 296 Homes Full Scope Redevelopment Expected Completion 4Q07 Projected Benefits: 57% Growth in Cash Flow to $2.6 million 6% - 7% Cash on Cash Return ~ $10 million Value Created After Before

Redevelopment - Wellington Place Manassas, VA Built in 1987, Purchased by UDR in September 2005 372 Homes Full Scope Redevelopment Construction Began November 2006 Projected Benefits: 36% Growth in Cash Flow to $4.0 million 7% - 8% Cash on Cash Return $14 million Value Created UDR Value Creation Initiatives After Before

UDR Value Creation Initiatives Redevelopment - Taylor Place Arlington, VA Built in 1964, Purchased by UDR in April 2002 218 Homes Full Scope Redevelopment Completion Expected 4Q08 Projected Benefits: 50% Growth in Cash Flow to $2.6 million 9% Cash on Cash Return > $13 million Value Created After Before

UDR Value Creation Initiatives Redevelopment - Polo Park Nashville, TN Built in two phases in 1987 and 1990, Purchased by UDR in 2006 386 Homes Full Scope Redevelopment Completion Expected 2Q08 Projected Benefits: 55% Growth in Cash Flow to $2.4 million 9% to 10% Cash on Cash Return $6 million Value Created After Before

UDR Value Creation Initiatives Redevelopment - Highlands of Preston Plano, TX Built in 1985, Purchased by UDR in 1998 380 Homes Full Scope Redevelopment Completion TBD Projected Benefits: 40% Growth in Cash Flow to $2.2 million 7% Cash on Cash Return > $7 million Value Created

UDR Value Creation Initiatives Redevelopment - The Canopy Apartment Villas Orlando, FL Built in 1981, Purchased by UDR in 1993 296 Homes Full Scope Redevelopment Completion TBD Projected Benefits: 45% Growth in Cash Flow to $2.6 million 8% Cash on Cash Return > $12 million Value Created After Before

Remington on the Green - Raleigh, NC UDR Value Creation Initiatives Redevelopment - Kitchen/Bath Program Goals of K/B Program Increase NAV Low-Risk Redevelopment Attract Higher-Grade Resident Higher rent Better care of asset Neighborhood quality Flexibility/Modernization Standardization --> Lower cost maintenance After Before

Providence Court - Charlotte, NC After Before UDR Value Creation Initiatives Redevelopment - Kitchen/Bath Program Upgraded Appliances, Cabinets, Lighting, Flooring, Etc. Targeting 8% to 10% Stabilized ROI 14,000 Completed; > 20,000 in Pipeline Rent Increase Examples: Before After So. California $1,270 $1,408 No. California $1,189 $1,325 Monterey $996 $1,093 Baltimore $953 $1,035 Portland $764 $907 Orlando $769 $895 Tampa $779 $889 We are Absorbing Dilution from Homes Out of Service

Legacy at Mayland - Richmond, VA UDR Value Creation Initiatives Redevelopment - Kitchen/Bath Program How We Are Doing It Better? Complexity of execution Cross department cohesion Start with good location Cutting edge design Better cabinets Granite Stainless Steel New lighting Flexibility/adaptation Reconfiguration/modernization Flexible resource allocation After Before

Intentionally Left Blank

UDR Value Creation Initiatives Future Development - Owned (as of 3/31/07) NOTE: As of June 1, 2007, the Addison, TX project totals an assemblage of 99 acres for 5,889 homes at an estimated investment of $750M.

UDR Value Creation Initiatives Future Development - Waterside Towers Purchased December 2003 Located in SW Washington D.C., 15 Minute Walk from National Mall Ten-Story Mid-Rise Structure 550 Existing Homes Current Rent: Studio - $1,129 1 Bed - $1,395 2 Bed - $1,772 3 Bed - $1,985

UDR Value Creation Initiatives Future Development - Waterside Towers Planned Expansion on Existing Property 11 story tower 200 homes 12,000 to 18,000 sq. ft. for retail Estimated cost: $70 million Timing: Zoning - 18 mos. Pre-Construction - 14 mos. Construction - 24 mos. Contingency - 4 mos. Total - 60 mos.

UDR Value Creation Initiatives Future Development - Grandview Glendale, CA 218 Homes $67 million Budget $307,000 Cost per Home Expected 6.0% to 6.5% Return Expected Start Date: 4Q07 Expected Completion: 3Q09

UDR Value Creation Initiatives Future Development - Summit at Mission Bay San Diego, CA 486 Homes $163 million Budget $340,000 Cost per Home Expected 5.5% to 6.0% Return Expected Start Date: TBD

UDR Value Creation Initiatives Future Development - Foxborough Orange, CA 260 Homes $77 million Budget $296,000 Cost per Home Expected 6.0% to 6.5% Return Expected Start Date: TBD Expected Start Date: TBD Expected Start Date: TBD Expected Start Date: TBD Expected Start Date: TBD Expected Start Date: TBD Expected Start Date: TBD Expected Start Date: TBD Expected Start Date: TBD Foxboroug

UDR Value Creation Initiatives Future Development - Stadium Village Surprise, AZ 382 Homes $47 million Budget $120,000 Cost per Home Expected 6.25% to 6.75% Return Expected Start Date: 4Q07 Expected Completion Date: 4Q09

UDR Value Creation Initiatives Future Development - The Woodlands Montgomery County, TX 324 Homes $25 million Budget $77,200 Cost per Home Expected 7.0% Return Expected Start Date: 3Q07 Expected Completion Date: 3Q09 Expected Completion Date: 3Q09 Expected Completion Date: 3Q09 Expected Completion Date: 3Q09 Expected Completion Date: 3Q09 Expected Completion Date: 3Q09 Expected Completion Date: 3Q09 Expected Completion Date: 3Q09 Expected Completion Date: 3Q09 Expected Completion Date: 3Q09 Woodlands Site I-45

UDR Value Creation Initiatives Future Development - Caroline Village Woodbridge, VA 322 Homes $75 million Budget $217,000 Cost per Home Expected 6.0% Return Expected Start Date: 4Q07 Expected Completion Date: 1Q09 Expected Completion Date: 1Q09 Expected Completion Date: 1Q09 Expected Completion Date: 1Q09 Expected Completion Date: 1Q09 Expected Completion Date: 1Q09 Expected Completion Date: 1Q09 Expected Completion Date: 1Q09 Expected Completion Date: 1Q09 Expected Completion Date: 1Q09 Caroline Village I -95

Brookhaven - Addison, TX Addison: Day time population: 100,000 Night time population: 16,000 Potential to triple density to 5,000 + homes Retail, office and other zoning Estimated Start: 4Q 2007 Return on Costs: 6.5% - 7.0% UDR Value Creation Initiatives

UDR Value Creation Initiatives Future Development - Under Contract / Investigation

UDR Value Creation Initiatives Future Development - Carolina Corporate Center Raleigh, NC 348 Homes $45.5 million Budget $130,000 Cost per Home Expected 6.5% to 7.0% Return Expected Start Date: 3Q07 Expected Completion Date: 2Q09 Expected Completion Date: 2Q09 Expected Completion Date: 2Q09 Expected Completion Date: 2Q09 Expected Completion Date: 2Q09 Expected Completion Date: 2Q09 Expected Completion Date: 2Q09 Expected Completion Date: 2Q09 Expected Completion Date: 2Q09 Expected Completion Date: 2Q09 Carolina Corporate Center

UDR Value Creation Case Study Island Walk (FKA Parker's Landing) - Tampa, FL Built in 1991, Purchased by UDR in December 1998 896 Homes Original Investment: $39.8 million ($44,420 per home) The Puzzle: Large community requires traffic of 160 each month to stay fully occupied Well located property in need of renovation Community includes vacant land with median homes selling for $733,000 The Solution: Redevelop 400 homes (kitchen/bath, exterior renovation, etc.) Convert 496 homes into condominiums Develop 54 town homes on adjacent land

54 Townhomes (new development) 176 Condos (Phase I) 400 Apartments (redeveloped) 320 Condos (Phase II) Value Creation Opportunity: Townhomes: ~ $6 million Condos: ~ $20 million Redevelopment: ~ $10 million Total: ~$36 Million UDR Value Creation Case Study

UDR Value Creation Case Study Island Walk - Tampa, FL 400 Homes Full Scope Redevelopment Cash Flow Expected to Grow by 40% to Nearly $5 million Value Created: $10 million After Before

UDR Value Creation Case Study Island Walk - Condo Conversion The Gallery at Bayport Phase I 176 homes sold at average price of $155,500 The Gallery at Bayport Phase II 320 homes First closings expected in 2007 Value Created: $20M

UDR Value Creation Case Study Island Walk - Town Homes 54 Town Homes Expected Sales Price: $400,000 per Home First Closings Expected in 2007/2008 Value Created: > $6 million

UDR - Summary Compelling Value Creation Strategy Creating Value in Many Ways Strong Operator Delivering Stable, Predictable Returns, 6.9% 1Q07 Same Store Revenue Growth Disciplined Approach to Buying Communities Capturing Value through Sales, created by Demand for Institutional-quality Apartments in Job Growth Markets Creating Value through Development and Redevelopment $678 million investment in current developments totaling 3,388 homes $1.6 billion future development pipeline totaling 6,582 homes $75+ million invested in 2006 for over 7,500 kitchen and bath renovations

We have a clear vision and the right growth strategies to deliver superior value creation